Exhibit 10.19
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2
TO EXCLUSIVE START-UP LICENSE AGREEMENT
This Amendment No. 2 to the Exclusive Start-Up License Agreement (this “Amendment No. 2”) effective as of December 15, 2021 (the “Amendment No. 2 Effective Date”), is entered into between the University of Washington (“University”), and Neoleukin Therapeutics, Inc. (“Company”). “Party” or “Parties” shall mean, individually, University or Company as the context requires and, collectively, both University and Company.
WHEREAS, Neoleukin Corporation and University previously entered into that certain Exclusive Start-Up License Agreement dated as of July 8, 2019 as amended July 24, 2020 (the “Agreement”) and Neoleukin Corporation assigned all of its interest and delegated its duties thereunder to Company in connection with a merger of Neoleukin Corporation with and into Company.
WHEREAS, the Parties wish to amend the Agreement in certain respects on the terms and conditions set forth herein.
NOW THEREFORE, capitalized terms not defined in this Amendment shall have the meaning ascribed in the Agreement, and the Parties hereby agree as follows:
1.Amendment.
a.The Background in Amendment No. 1 is amended and restated in its entirety as follows:
[***]. The Parties desire to add the Jointly Owned Licensed Patents within the scope of the licenses granted to Company under this Agreement.
b.Section 1 of the Agreement is hereby amended by amending and restating the definition for Jointly Owned Application in its entirety as follows:
“Jointly Owned Application” has the meaning set forth in Amendment No. 2 to this Agreement.
c.Section 1 of the Agreement is hereby amended by amending and restating the definition for Jointly Owned Licensed Product in its entirety as follows:
“Jointly Owned Licensed Product” means any product whose manufacture, use, sale or import is covered by a Valid Claim of the Jointly Owned Licensed Patents in the country of manufacture, use, sale or import, at the time of the relevant activity. For avoidance of doubt, (i) the term “Jointly Owned” as a modifier of the term “Licensed Product” shall not be construed to imply that the Licensed Product has been jointly developed or is itself owned jointly between the Parties, and (ii) Jointly Owned Licensed Product shall be deemed a Licensed Product for all purposes in the Agreement, except where Jointly Owned Licensed Product is specifically referred to in the Agreement.

d.Section 4.1 of the Agreement is hereby amended and restated in its entirety as follows:
4.1    Pre-Agreement Patent Filings. With respect to the Licensed Patents other than the Jointly Owned Application, Company has reviewed such Licensed Patents and as of the Effective Date is not aware of any basis to challenge or dispute the inventorship, validity, or enforceability of any of the claims made in such Licensed Patents. With respect to the 177 Application, each Party has reviewed the 177 Application and as of the Amendment No. 1 Effective Date is not aware of any basis to challenge or dispute the inventorship, validity, or enforceability of any of the claims made in the 177 Application. With respect to the 551 Application and the 179 Application, each Party has reviewed the 551 Application and the 179 Application and as of the Amendment No. 2 Effective Date is not aware of any basis to challenge or dispute the inventorship, validity, or enforceability of any of the claims made in the 551 Application or in the 179 Application.
e.Section A3.8 of the Agreement is hereby amended by adding the following new sentence to the end of Section A3.8. “Notwithstanding the foregoing, as of the Amendment No. 2 Effective Date, Company shall not be responsible for paying or reimbursing University for paying Patent Expenses related to the Jointly Owned Licensed Patents.”
f.Exhibit A1.1 is hereby amended to add the following patent applications to the end of the list of Licensed Patents:

UW Ref. No.	Patent No.	Filing Date	Type	Status
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

2.Miscellaneous. This Amendment No. 2 shall be effective for all purposes as of the Amendment No. 2 Effective Date. Except as expressly modified herein, the Agreement shall continue to remain in full force and effect in accordance with its terms. This Amendment No. 2 may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed by their respective duly authorized representatives effective as of the Amendment No. 2 Effective Date.

University of Washington                Neoleukin Therapeutics, Inc.

By: __________________________            By: _________________________

Name: ________________________        Name: _______________________

Title: _________________________        Title: ________________________

Date: _________________________        Date: _______________________